REVOCABLE PROXY
                           MONMOUTH COMMUNITY BANCORP

                  [X]PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      For Special Meeting of Shareholders
                                on ____ __, 2004

The undersigned, a shareholder of MONMOUTH COMMUNITY BANCORP, hereby constitutes and appoints JAMES S. VACCARO and RICHARD O. LINDSEY, and each of them, as proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Special Meeting of Shareholders of said Monmouth Community Bancorp called and to be held at ________________________, New Jersey, on _________ __, 2004 at ____ __m., local time (the "Special Meeting"), and any adjournment or postponement thereof, and thereat to vote as designated hereon the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present.

1. To consider and vote on a proposal to approve and adopt the agreement and plan of acquisition, dated as of June 30, 2004, by and between Monmouth Community Bancorp and Allaire Community Bank, and the transactions contemplated therein.
         For       Against    Abstain
         [_]         [_]        [_]

2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF ACQUISTION AND THE TRANSACTIONS CONTEMPLATED THEREIN.

Please be sure to sign and date this Proxy in the box below



----------------------------------------
             Date

----------------------------------------
      Shareholder sign above

----------------------------------------
   Co-holder (if any) sign above




--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                           MONMOUTH COMMUNITY BANCORP

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                                REVOCABLE PROXY
                             ALLAIRE COMMUNITY BANK

                  [X]PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ALLAIRE COMMUNITY BANK
                        Special Meeting of Stockholders
                          to be held on ____ __, 2004

The undersigned, a stockholder of ALLAIRE COMMUNITY BANK, hereby appoints
GEORGE S. CALLAS and CARL F. CHIRICO, and each of them, as the proxy holder or proxy holders of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, and authorizes each of them to vote all of the shares of common stock entitled to vote of the undersigned, as if the undersigned is personally present, at the Special Meeting of Stockholders of Allaire Community Bank called and to be held at the principal offices of Allaire Community Bank, located at 2200 Highway 35, Sea Girt, New Jersey on___________, 2004, at ____ __.m., local time (the "Special Meeting"), in order to comply with N.J.S.A. 17:9A-83,and to better accommodate the stockholders, the Special Meeting will be immediately adjourned and reconvened at ___ __.m., local time, at the Breakers Hotel, located at 1507 Ocean Avenue, Spring Lake, New Jersey, and any adjournment or postponement thereof. If you plan on attending the Special Meeting in person, please go to the Breakers Hotel.



1. To consider and vote on a proposal to approve and adopt the agreement and plan of acquisition, dated as of June 30, 2004, by and between Monmouth Community Bancorp and Allaire Community Bank, and the transactions contemplated therein.

         For       Against    Abstain
         [_]         [_]        [_]


2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF ACQUISTION AND THE TRANSACTIONS CONTEMPLATED THEREIN.


Please be sure to sign and date this Proxy in the box below.

----------------------------------------
             Date

----------------------------------------
      Shareholder sign above

----------------------------------------
   Co-holder (if any) sign above




--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                             ALLAIRE COMMUNITY BANK

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE